Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of August 13, 2003 (this “Amendment”), is entered into among AFS FUNDING CORP. (“AFS Funding”), AFS SENSUB CORP. (“SenSub”; together with AFS Funding, each a “Borrower” and collectively, the “Borrowers”), AMERICREDIT CORP. (“ACC”), AMERICREDIT FINANCIAL SERVICES, INC. (“ACFS”; together with ACC, each a “Contingent Obligor” and collectively, the “Contingent Obligors”), the LENDERS from time to time parties to the Credit Agreement referred to below, DEUTSCHE BANK AG, a German banking corporation acting through its New York Branch (“DBNY”), as an agent, and the other AGENTS for the Lender Groups from time to time parties to the Credit Agreement, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender Collateral Agent and as Administrative Agent.

RECITALS

1. The Borrowers, the Contingent Obligors, the Lenders, the Agents, the Lender Collateral Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 15, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

2. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as therein.

2. Amendments. The Credit Agreement is hereby amended by:

(a) deleting paragraph (p) of Section 6.01 in its entirety:

(b) deleting paragraphs (r), (s) and (t) of Section 6.01 and substituting, in lieu thereof, the following, respectively:

(r) The Tangible Net Worth of ACC shall be less than the sum of (a) $1,700,000,000 minus the lesser of (i) the amount of common stock repurchased by ACC after August 14, 2003 and (ii) $100,000,000; (b) 75% of the cumulative positive net income (without deduction for negative net income) of ACC for each fiscal quarter since March 31, 2003, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by ACC with the Securities and Exchange Commission; and (c) 75% of the net proceeds of any equity issued by ACC since March 31, 2003; or

(s) any insurance agreement event of default or other similar event with respect to any Receivables Pool with a pool factor greater than 25%, in each case, relating to the cumulative net loss ratio with respect to such Receivables Pool shall have occurred and be continuing and shall not have been waived or cured; or

(t) on the last day of any fiscal quarter, the ratio of the Adjusted Equity of ACC to the outstanding principal amount of all receivables (whether or not thereafter sold or disposed of) which are serviced by ACFS or any of its Affiliates at such time is less than 8.0%; or

(c) deleting paragraph (b) of Section 6A.01 and substituting, in lieu thereof, the following, respectively:

(b) either:

(i) the aggregate principal amount of all Receivables supporting outstanding Designated Series with respect to which an event of default, servicer default, amortization event, early termination event or insurance agreement event of default or other similar event or a Required Spread Account Increase has occurred and is continuing exceeds the product of (A) 5% and (B) the aggregate principal amount of all Receivables supporting outstanding Designated Series; or

(ii) Any repurchase of common stock by ACC results in Liquidity of less than $200,000,000 on the date of repurchase.

(d) deleting the definition of “Commitment Expiration Date” from Appendix A and substituting, in lieu thereof, the following:

“Commitment Expiration Date”: With respect to a Committed Lender, November 12, 2003, as such date may be extended by such Committed Lender from time to time pursuant to Section 2.09.

(e) adding the following definitions of “Eligible Receivable” and “Liquidity” to Appendix A, in the proper alphabetical order:

“Eligible Receivable”: As defined in the Amended and Restated Sale and Servicing Agreement, dated as of February 22, 2002, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., and Bank One, NA, as the same may from time to time be amended, supplemented or otherwise modified.

“Liquidity”: The sum of (a) unrestricted cash of ACC and its subsidiaries, determined on a consolidated basis in accordance with GAAP, and (b) 85% of the unencumbered Eligible Receivables owned by ACC and its subsidiaries, determined on a consolidated basis in accordance with GAAP.

(f) deleting the definitions of “Cumulative Net Loss Ratio” and “Securitization Assets” from Appendix A;

(g) deleting Schedule II to the Credit Agreement; and

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(h) pursuant to Section 2.03 of the Credit Agreement, reducing the Commitment Amount of each Committed Lenders to the amount set forth opposite the name of such Committed Lender on Schedule I hereto.

3. Waivers. The Lenders and the Agents hereby waive (a) with respect to the August, 2003 Ratings Reaffirmation Date only, the obligation of the Borrowers pursuant to Section 5.01(v) of the Credit Agreement to obtain from S&P, and distribute to the Administrative Agent and the Agents, a written reaffirmation that the Notes have at least the Requisite Rating, (b) until such time after the date hereof as the Borrowers request an Advance, the obligations of ACFS pursuant to Section 5.01(a)(vii) of the Credit Agreement and Section 5(g) of the Master Collateral and Intercreditor Agreement to deliver Senior Borrowing Base Certificates and Revolver Borrowing Base Certificates (whether as part of Revolver Servicer’s Certificates or otherwise).

4. Effect of Amendment. Except as expressly amended, waived and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and by Lenders representing the Required Lenders.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit Agreement or any provision hereof or thereof.

9. Representations and Warranties. Each of the Borrowers and the Contingent Obligors, as applicable, represents and warrants that (i) all of its representations and warranties set forth in the Credit Agreement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Event of Early Termination or Event of Default has occurred and is continuing.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AFS FUNDING CORP.

By:
Name:
Title:

AFS SENSUB CORP.

By:
Name:
Title:

AMERICREDIT CORP.

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely as Administrative Agent

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Lender Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

TAHOE LENDER GROUP
DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent

By:
Name:
Title:

By:
Name:
Title:

TAHOE FUNDING CORP.

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH,

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

Commitment Amounts

Committed Lender	Commitment Amount
Barclays Bank PLC	$1,000,000

Deutsche Bank AG, New York Branch	$1,000,000

Wachovia Bank, National Association	$1,000,000

JPMorgan Chase Bank	$1,000,000

Credit Suisse First Boston, Cayman Islands Branch	$1,000,000